SCHEDULE 14C
	(Rule 14c-101)

	INFORMATION REQUIRED IN INFORMATION STATEMENT
	SCHEDULE 14C INFORMATION

	Information Statement Pursuant to Section 14(c) of the Securities
	Exchange Act of 1934 (Amendment No.     )

Check the appropriate box:

o  Preliminary information statement		o	Confidential, 						for use of the
						for use of the Commission
						only (as permitted by
						Rule 14c-5(d)(2))
x  Definitive information statement

TEP FUND INC.
	(Name of Company as Specified in Its Charter)

	Payment of Filing Fee (Check the appropriate box):

o	x	No fee required.
	o	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
	(1)	Title of each class of securities to which transaction applies:


	(2)	Aggregate number of securities to which transaction applies:


	(3)	Per unit price or other underlying value of transaction computed
		pursuant to Exchange Act Rule 0-11 (set forth the amount on which the
		filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:


	(5)	Total fee paid:

	o	Fee paid previously with preliminary materials.

	o	Check box if any part of the fee is offset as provided by Exchange
		Act Rule 0-11(a)(2) and identify the filing for which the offsetting
		fee was paid previously.  Identify the previous filing by registration
		statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:
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365952.1-ESS-08/31/98-11:39AM

	TEP FUND, INC.

	TEP FUND, INC.
	780 Third Ave.
	New York, New York  10017
	Telephone (212) 421-6409

	NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
	TO BE HELD ON SEPTEMBER 29, 1998


To the Shareholders of TEP FUND, INC.:


	NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the "Meeting")
	of TEP Fund, Inc., a New York corporation ("TEP"), will be held on
	September 29, 1998, at 10:00 A.M. (local time) at 780 Third Avenue,
	New York, New York 10017, C-2 level, for the following purposes:

	1.	To elect six directors to hold office until their respective successors
		are elected and qualified.

	2.	To transact such other business as may properly come before the Meeting
		or any adjournment thereof.

	The Board of Directors of TEP has fixed the close of business on
	August 24, 1998 as the record date for determining the shareholders of the TEP
	entitled to notice of and to vote at the Meeting.

	Your attention is directed to the attached Information Statement and to the
	Semi-Annual Report of TEP for the six months ended May 31, 1998, which
	previously has been sent to all TEP Shareholders.

	WE ARE NOT ASKING YOU FOR A PROXY AND
	YOU ARE REQUESTED NOT TO SEND US A PROXY


					By Order of the Board of 					Directors.
					s/Ethel Cooper



					Ethel Cooper, Chairman of the 					Board and President
					New York, New York
					August 26, 1998

	TEP FUND, INC
	780 Third Avenue
	New York, New York  10017
	Telephone (212) 421-6409

	INFORMATION STATEMENT

	This Information Statement is provided to the shareholders of TEP Fund, Inc.,
	a New York corporation ("TEP") in connection with a Special Meeting
	(the "Meeting") of Shareholders, to be held on September 29, 1998, at
	10:00 A.M.(local time) at 780 Third Avenue, New York, NY 10017,C-2 level.

	This Information Statement is first being mailed to the shareholders of TEP
	on or about August 28, 1998.

	The presence of a majority of the outstanding Common Shares, entitled to vote
	at the Meeting, will constitute a quorum for the transaction of business
	at the Meeting.

	Only shareholders of record at the close of business on August 24, 1998
	(the "Record Date") are entitled to notice of and to vote at the Meeting.
	 On the Record Date, the outstanding voting securities of TEP consisted
	of 627,459 common shares, par value $.10 per share (the "Common Shares").
	 Each Common Share entitles the holder thereof to one vote on the matter(s)
	to be voted upon at the Meeting.  Ethel Cooper, Alan S. Cooper, and
	Martha Marsh have sole or shared ownership and voting power over
	approximately 82% of the Common Shares.

 	The affirmative vote of the holders of a majority of the Common Shares voted
	at the Meeting is required to approve the matters to be
	considered at the Meeting.


	WE ARE NOT ASKING YOU FOR A PROXY AND
	YOUR ARE REQUESTED NOT TO SEND US A PROXY

	ELECTION OF DIRECTORS

	The Board of Directors currently consists of four directors.
	On August 20, 1998 the Board increased the size of the Board to six directors.
	The purpose of this Meeting is to elect the following six persons,
	all of whom are incumbent directors, except for Mr. Kevin McGann
	and Dr. Alan S. Cooper, as directors of TEP to hold office until their
	respective successors have been elected and qualified: Ethel Cooper,
	Charles Roden, Charles Marotta, Joel Levy, Kevin McGann
	and Dr. Alan S. Cooper.

 	The following information is supplied with respect to each person nominated
	and recommended to be elected by the Board of Directors of TEP based
	upon the records of TEP and information furnished to it by the nominee.

	Ethel Cooper, age 78, has served as a director of TEP since May 20, 1997. She was elected Chairman and President of TEP on May 20, 1997 following the death of her husband and TEP's previous Chairman and President, Sol Cooper. Previously Ms. Cooper was a housewife. Ms. Cooper is a principal shareholder of TEP and the mother of Dr. Alan S. Cooper and Martha Marsh, who also are principal shareholders of TEP.

	Charles Roden, age 59, has served as a director of TEP since September 4, 1988. Mr. Roden is a director and a Vice President and Secretary of Josephthal & Co., a brokerage firm which he joined in 1976.

	Charles C. Marotta, age 78, has served as a director of TEP since
	November 19, 1982. Mr. Marotta retired in February of 1980 from Citibank where he was Vice President in charge of the Textile and Apparel Industry.

	Joel Levy, age 56, has served as a director of TEP since September 21, 1984.
	Mr. Levy has been a Managing Director of CMLS Management LLC, an investment
	firm, since April 1997.  Prior to that he was a Managing Director at
	Joel Levy/Peter M. Schutle LLC, an investment firm.

	Kevin P. McGann, age 40, has served as TEP's Treasurer since May 19, 1988. Since September 14, 1981, he has been a partner in Tabb, Conigliaro & McGann, P.C. a public accounting firm.

	Dr. Alan S. Cooper, age 53, has served as TEP's Secretary since May 19, 1988.
	Since 1982, he has been self employed as a family physician. Dr. Cooper
	is the son of Ethel Cooper and brother of Martha Marsh, who also are
	principal shareholders of TEP.

	Ethel Cooper, Dr. Alan S. Cooper and Martha Marsh, who individually and as trustees, collectively control approximately 82% of TEP's outstanding Common Shares, have agreed to vote in favor of the foregoing nominees. Accordingly, these persons will be elected as directors.

	SECURITY OWNERSHIP OF CERTAIN
	BENEFICIAL OWNERS AND MANAGEMENT

	The following table sets forth, as of August 24, 1998, the number of Common Shares beneficially owned by (i) each shareholder known to TEP to own more than 5% of the Common Shares, (ii) each director, nominee and executive officer, and
	(iii) all directors and officers as a group (6 persons):

Name and Address 	Number of Common Shares		Percentage of
			Beneficially Owned	 	Common Shares

Ethel Cooper(1)			388,140				61.9%
3100 S. Ocean Blvd.
Palm Beach, Florida 33480


Dr. Alan S. Cooper(1)(2)(3)	199,541				31.8%
3 Cedar Lane
Setauket, New York 11733


Martha Marsh(1)(2)(4)		209,655				33.4%
160 East 38th Street
New York, New York 10016


Charles Roden 			    589				*
c/o TEP Fund, Inc.
780 Third Avenue
New York, New York 10017


Charles C. Marotta		     10				*
c/o TEP Fund, Inc.
780 Third Avenue
New York, New York 10017


Joel Levy			    300				*
c/o TEP Fund, Inc.
780 Third Avenue
New York, New York 10017


Kevin McGann			    200				*
c/o TEP Fund, Inc.
780 Third Avenue
New York, New York 10017


All directors and
officers as a group(6 persons)	520,969				83%

_____________________
*	Less than 1%.
(1)	Includes 115,746 shares of TEP held by the Sol Cooper Trust U/D/T 5/13/91
	as Amended and restated 10/30/95 under which Ethel Cooper, Dr. Alan S. Cooper
	and Martha Marsh share voting rights as co-trustees;
	Ethel Cooper owns 172,394 shares in her own name and has a life interest
	in 100,000 Common Shares. Dr. Alan S. Cooper and Martha Marsh hold the
	remainder interest in these shares.
(2)	Includes 44,875 shares of TEP held by the Sol Cooper Exempt Residuary Trust
	of which Dr. Alan S. Cooper and Martha Marsh are co-trustees and does not
	include the 100,000 Common Shares referred to in footnote (1).
(3)	Includes 3,300 shares held as custodians for each of Andrew Cooper (1,100),
	Laura Cooper (1,100) and Steven Cooper (1,100), Dr. Alan S. Cooper's
	children of which he disclaims beneficial ownership.
(4)	Includes 3,100 shares owned by Joseph Marsh, Martha Marsh's husband of
	which she disclaims beneficial ownership.


	BOARD MEETINGS AND FEES

	During the fiscal year ended November 30, 1997, the Board of Directors
	held two meetings.  All of the directors attended both meetings. Each director
	who is not an officer of TEP receives a semi-annual retainer of $1,000.
	There are no committees of the Board of Directors.

	COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

	During the fiscal year ended November 30, 1997, TEP has not paid or accrued
	any amount to be paid to the its directors and officers, except as described
	under the caption "Board Meetings and Fees".


	CERTAIN RELATIONSHIPS AND TRANSACTIONS

	Compliance with Section 16(a) of the Securities and Exchange Act of 1934, as amended.

	In May 1997, as a result of the death of Sol Cooper, Ethel Cooper was elected
	as a director and officer of TEP and became a co-trustee of 115,746 shares
	of TEP together with her children, Dr. Alan S. Cooper and Martha Marsh.
	Dr. Alan S. Cooper and Martha Marsh also have been the co-trustees of an
	additional 44,875 Common Shares since May 1997.   Forms 4 were filed on
	behalf of these beneficial shareholders on August 26, 1998.


	INDEPENDENT PUBLIC ACCOUNTANTS

	Pustorino, Puglisi & Co., LLP have been the independent public accountants of TEP's financial statements for the fiscal year ended November 30, 1997. TEP has re-appointed Pustorino, Puglisi & Co., LLP to serve as independent public accountants for the fiscal year ending November 30, 1998. Representatives of this firm will not attend the Meeting.

	OTHER MATTERS

	The Board of Directors knows of no other matters to come before the Meeting
	other than the matters referred to in the Notice
	of the Meeting of Shareholders.
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